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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              SEPTEMBER 7, 2000



                             COLLEGIATE PACIFIC INC.
               (Exact Name of Registrant as Specified in Charter)

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         DELAWARE                           0-17293                          22-2795073
(State or other jurisdiction of     (Commission File Number)     (I.R.S. employer identification no.)
incorporation or organization)


13950 SENLAC DRIVE, SUITE 200, DALLAS, TEXAS                                     75234
(Address of principal executive offices)                                       (Zip Code)
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                                 (972) 243-8100
              (Registrant's Telephone Number, Including Area Code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 7, 2000, Collegiate Pacific Inc. completed its acquisition of the assets of Kesmil Manufacturing, Inc. ("Kesmil") by acquiring all 100,000 shares of Kesmil's outstanding capital stock. The assets acquired included all equipment, inventory, product designs and all other technical information necessary to design and manufacture Kesmil's line of athletic equipment.

         The company accomplished the acquisition pursuant to a Stock Purchase Agreement dated September 7, 2000, by and between the company and Kesmil's founder, Michael J. Blumenfeld. Mr. Blumenfeld is the company's Chairman of the Board and Chief Executive Officer. The company agreed pay the following aggregate consideration for the Kesmil stock, which represents a multiple of approximately two times Kesmil's projected annual earnings:


         o        the company assumed a note payable to Abe Blumenfeld, Mr.
                  Blumenfeld's father, in the amount of $45,000;

         o the company assumed a note payable to Michael J. Blumenfeld in the amount of $536,000;

         o the company assumed Kesmil's accounts payable and accrued expenses in the amount of $309,099; and

         o the company paid Kesmil $125,154, which represented Kesmil's working capital requirements from July 1, 2000 through the September 7, 2000 closing date.

The company used cash generated from operations to pay Kesmil for its working capital requirements and will use cash generated from operations to pay the balance of the purchase price.

         A portion of the assets acquired constitute equipment and other physical property used in connection with manufacturing athletic equipment. These assets will continue to be utilized by the company for such purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial Statements of Business Acquired.

                  The financial statements of the acquired business will be filed by the company as an amendment to this Form 8-K as soon as practicable, but in any event, not later than sixty days after the date hereof.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information relative to the acquired business will be filed by the company as an amendment to this form 8-K as soon as practicable, but in any event, not later than sixty days after the date hereof.

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Listed below are the exhibits filed as a part of this report.

         2.1 Stock Purchase Agreement by and between Collegiate Pacific Inc. and Michael J. Blumenfeld dated September 7, 2000.*

         99.1     Press release dated September 7, 2000.*



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 * Filed herewith.



















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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 21, 2000          COLLEGIATE PACIFIC INC.



                                  By: /s/ William R. Estill
                                     ------------------------------------------
                                     William R. Estill, Chief Financial Officer





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                               INDEX TO EXHIBITS
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    EXHIBIT
    NUMBER                          DESCRIPTION
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      2.1         Stock Purchase Agreement by and between Collegiate Pacific
                  Inc. and Michael J. Blumenfeld dated September 7, 2000.*

      99.1        Press release dated September 7, 2000.*
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   * Filed herewith.